Exhibit 10.47

                                  THIRD ALLONGE
                                       TO
                           LOAN AND SECURITY AGREEMENT


This modification, effective September 10, 2001, to the Loan and Security Agreement ("Agreement") effective June 10, 1999, as amended, between OSTEOTECH, INC., a Delaware Corporation; OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation; CAM IMPLANTS, INC., a Colorado Corporation; OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands; and OST DEVELOPPEMENT, a Corporation of France (jointly and severally "Borrower") and FLEET NATIONAL BANK, Successor in Interest to Summit Bank ("Lender") and to which Agreement these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Agreement, the Agreement is hereby amended as follows:

     1. The "DEFINITIONS" section is hereby amended by the addition of the following:

          "Banking Day" - as defined in Section 11.6(d)

          "LIBOR Rate (Equipment)" - as defined in Section 1.4(c)

          "Prime Rate" - as defined in Section 1.4(g)

     2. All references in the Agreement to "Base Rate" are hereby amended to refer to the "Prime Rate."


     3. Paragraph 1.4(c) is hereby amended to read as follows:

          1.4(c) Interest  accrues on Loan III at Borrower's  option,  at either
          (i) Lender's floating Prime Rate minus one-half of one percent (1/2%) per annum or (ii) the LIBOR Rate, as selected by the Borrower during the initial monthly interest only payable period. Upon conversion pursuant to Section 1.3(b) above, interest accrues at Borrower's option at either (i) Lender's floating Prime Rate or (ii) the 30, 60, 90 or 180 day Base LIBOR (London Interbank Offered Rate) plus 225 basis points [the "Libor Rate (Equipment)"] as selected by the Borrower.


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     4. Paragraph 1.4(g) is hereby amended to read as follows:

          The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of any promissory note or this Agreement.

     5. Paragraph 1.5(a) is hereby amended to read as follows:

          1.5(a) At each and every Re-Set Date during the term of this Agreement, Borrower is to have the right to select either the LIBOR Rate, LIBOR Rate (Equipment) or variable rates set forth in Sections 1.4(a) and 1.4(c) as applicable pursuant to the terms of this Agreement to a designated principal balance unless such principal balance has been previously designated as being repayable at a LIBOR Rate or LIBOR Rate (Equipment), and is subject to an Interest Period which has not yet expired. Each interest rate from time to time so selected by Borrower is to take effect and is to end on a Re-Set Date. If Borrower does not select an interest rate by written notice given to Lender at least three (3) banking days prior to a particular Re-Set Date, the interest rate applicable to the principal balance for such Re-Set Date is to be the applicable alternate variable rate set forth in Sections 1.4(a) and 1.4(c) of this Agreement; or in the case of
          Section 1.4(c) following conversion, the applicable interest rate is to be the LIBOR Rate (Equipment) or the applicable alternate variable rate set forth in Section 1.4(c). The LIBOR Rate, LIBOR Rate (Equipment) or variable rate selected by Borrower or otherwise designated for a particular Re-Set Date in accordance with the foregoing provisions of this paragraph, are to be in effect from and including the first day of the Interest Period to which such rate pertains to, but not including, the Roll Over Date applicable to such Interest Period, and will (subject to the following provisions of this paragraph) be applicable to the portion of the principal balance of the Loan with respect to which a LIBOR Rate or


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

          LIBOR Rate (Equipment) are due to be re-set on such Re-Set Date, as well as to any portion of the principal balance bearing interest at a variable rate and any advance scheduled to be made on such Re-Set Date.

     6. Paragraph 1.5(b) is hereby amended to read as follows:

          1.5(b) The term "Interest Period" means the period of time during which a particular LIBOR Rate or LIBOR Rate (Equipment) will be applicable to all or any particular portion of the principal balance in accordance with the provisions of this Section, it being agreed that (a) each Interest Period is to commence and is to terminate on a Re-Set Date, (b) each Interest Period (for a LIBOR Rate) is to be of a duration of either one month, two months or three months, and each Interest Period [for a LIBOR Rate (Equipment)] is to of a duration of either one month, two months, three months or six months (c) no Interest Period is to extend beyond the term of this Agreement or the term of an applicable portion of the Loan (whichever is earlier) and
          (d) the portion of the principal balance with respect to which a particular Interest Period is applicable will bear interest at the LIBOR Rate or LIBOR Rate (Equipment) pertaining to such Interest Period from and including the first day of such Interest Period to, but not including, the last day of such Interest Period. At no time are there to be more than three (3) Interest Periods under Loan III. At no time is the principal balance repayable during an applicable Interest Period to be less than $100,000.00.

     7. Paragraph 1.5(c) is hereby amended to read as follows:

          1.5(c) The "Base LIBOR Rate" applicable to a particular Interest Period means, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 A.M. London time on the day that is two London Banking Days preceding the first day of such Interest Period, provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the Base LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered


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

          rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 A.M. London time, on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by Lender. The principal London office of each of the four major London banks will be requested to provided a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 A.M. New York City time, on the day that is two London Banking Days preceding the first day of such Interest Period. In the event that Lender is unable to obtain any such quotation as provided above, it will be deemed that the Base LIBOR Rate pursuant to an Interest Period cannot be determined. In the event that the Board of Governors of the Federal Reserve system shall impose a Reserve Percentage with respect to LIBOR deposits of Lender, then for any period during which such Reserve Percentage shall apply, Base LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve system against "Euro-currency Liabilities" as defined in Regulation D.

     8. Paragraph 1.5(f) is hereby deleted in its entirety.

     9. The following is added to Paragraph 1.5(g):

          If any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof makes it unlawful or impossible for Lender to make or maintain a LIBOR Rate (Equipment) or to determine same, the applicable annual


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          interest rate for Loan III, following conversion, is the Prime Rate.

     10. Paragraph 1.5(h) is hereby amended to read as follows:

          1.5(h) Borrower recognizes that the cost to Lender of making or maintaining a LIBOR Rate or LIBOR Rate (Equipment) loan with respect to the prin cipal balance or any portion thereof imposed upon Banks, generally, including Lender, may fluctuate and Borrower agrees to pay Lender within ten (10) days after demand by Lender such additional amount or amounts as Lender reasonably determines will compensate Lender for actual costs incurred by Lender in maintaining such rates on the principal balance or any portion thereof.

     11. Section 1.8 is hereby amended to read as follows:

          Section 1.8 Reimbursement of Increased Cost to Lender

          a. If any law, regulation or guideline, or change in any law, regulation or guideline or in the interpretation thereof, or any order or ruling by any regulatory body, court or other governmental authority, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such regulatory body, court or authority, imposes, modifies, or deems applicable any reserve, capital, special deposit or other requirement or condition which results in an increased cost or reduced benefit to banks, generally, including Lender (and as determined by reasonable allocation of the aggregate of such increased costs or reduced benefits to Lender resulting from such event), then Borrower is to pay to Lender from time to time upon demand additional amounts sufficient to compensate Lender for such increased costs or reduced benefits, together with interest on each such amount from a date ten (10) days after the date of such demand until payment in full thereof at the highest interest rate then applicable to any of the Debt. A certificate setting forth in reasonable detail such increased cost incurred or reduced benefit realized by Lender as a result of any such event is to be conclusive as to the amount thereof, absent manifest error.


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

          b. Borrower may prepay a loan or advance repayable during an Interest Period only upon at least three (3) Banking Days prior written notice to Lender (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period. Borrower is to pay to Lender, upon request of Lender, such amount or amounts as will be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred as a result of: (1) any payment on a date other than the last day of the Interest Period; (ii) any failure by Borrower to borrow at a LIBOR Rate or LIBOR Rate (Equipment) on the date specified by Borrower's written notice; (iii) any failure by Borrower to pay a loan repayable at either a LIBOR Rate or LIBOR Rate (Equipment) on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower is to pay to Lender a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the applicable LIBOR Rate or LIBOR Rate (Equipment) loan or advance as to which the prepayment is made, shall be subtracted from the rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant for the applicable LIBOR Rate or LIBOR Rate (Equipment) loan or advance as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the applicable LIBOR Rate or LIBOR Rate (Equipment) loan or advance as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Lender upon the prepayment of a loan or advance repayable at an applicable LIBOR Rate or LIBOR Rate (Equipment). If by reason of an event of Default Lender elects to declare the Debt to be immediately due and payable, then any yield


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          maintenance  fee payable becomes due and payable in the same manner as though Borrower had exercised such right of prepayment.

     12. The following is added as Section 2.5:

          Section 2.5 Obligations to Federal Reserve Banks

          Lender may at any time pledge or assign all or any portion of its rights under this Agreement (including any portion of any Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof releases Lender from its obligations under this Agreement.

     13. The first sentence of paragraph 11.6(d) is hereby amended to read as follows:

          11.6(d) A banking day or a Banking Day is any day, in respect of any city, on which commercial banks are open for business in that city.

     14. The opening paragraph of Article 14, subsection (a)(ii) is hereby amended to read as follows:

          (ii) paying to Lender, as liquidated damages, the applicable amount stated below as to that portion of either or both Loan I and/or Loan II prepaid, to the extent that the principal amount prepaid bears interest at a then applicable fixed annual interest rate:

Except as specifically modified herein, all of the terms and conditions of the Agreement, and the certificates and other documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.


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

Witness:                                           OSTEOTECH, INC.
                                                   A Delaware Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
------------------------                               ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Executive Vice President


Witness:                                           OSTEOTECH INVESTMENT
                                                   CORPORATION
                                                   A New Jersey Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
------------------------                               ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Executive Vice President


Witness:                                           CAM IMPLANTS, INC.
                                                   A Colorado Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
------------------------                               ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Chief Financial Officer


Witness:                                           OSTEOTECH, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
------------------------                               ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Managing Director



Witness:                                           H.C. IMPLANTS, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
------------------------                               ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Managing Director


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

Signatures continued ......


............................  continuation of signatures to Third Allonge to Loan and Security Agreement



Witness:                                         CAM IMPLANTS, B.V.
                                                 A Company of The Netherlands

/s/ Mark H. Burroughs                            By: /s/ Michael J. Jeffries
------------------------                             ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Managing Director



Witness:                                         OSTEOTECH/CAM SERVICES, B.V.
                                                 A Company of The Netherlands

/s/ Mark H. Burroughs                            By: /s/ Michael J. Jeffries
------------------------                             ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Managing Director



Witness:                                         OST DEVELOPPEMENT
                                                 A Corporation of France

/s/ Mark H. Burroughs                            By: /s/ Michael J. Jeffries
------------------------                             ------------------------
                                                       MICHAEL J. JEFFRIES
                                                       Managing Director



                                                 FLEET NATIONAL BANK
                                                 Successor in Interest to
                                                 Summit Bank

                                                 By: /s/ David Nilsen
                                                    ----------------------


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